Statutory Financial Data and Restrictions	12 Months Ended
Dec. 31, 2022
Insurance [Abstract]
Statutory Financial Data and Restrictions	Statutory Financial Data and Restrictions
The following table presents statutory net income (loss) and capital and surplus for our insurance operations companies in accordance with statutory accounting practices:

(in millions)	2022	2021	2020
Years Ended December 31,
Statutory net income (loss)*:
Insurance Operations companies:
Domestic	$3,091	$2,588	$482
Foreign	4	(4)	6
Total Insurance Operations companies	$3,095	$2,584	$488
December 31,
Statutory capital and surplus*:
Insurance Operations companies:
Domestic	$12,229	$12,471
Foreign	476	612
Total Insurance Operations companies	$12,705	$13,083
Aggregate minimum required statutory capital and surplus:
Insurance Operations companies:
Domestic	$4,057	$3,903
Foreign	189	208
Total Insurance Operations companies	$4,246	$4,111
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*The 2022 amounts reflect our best estimate of the statutory net income, capital and surplus as of the dates these financial statements were issued.
Our insurance subsidiaries file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by domestic and foreign insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP for domestic companies are that statutory financial statements do not reflect DAC, most bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.
For domestic insurance subsidiaries, aggregate minimum required statutory capital and surplus is based on the greater of the RBC ratio level that would trigger regulatory action or minimum requirements per state insurance regulation. Capital and surplus requirements of our foreign subsidiaries differ from those prescribed in the United States and can vary significantly by jurisdiction. At both December 31, 2022 and 2021, all domestic and foreign insurance subsidiaries individually exceeded the minimum required statutory capital and surplus requirements and all domestic insurance subsidiaries individually exceeded RBC ratio minimum required levels.
For foreign insurance companies, financial statements are prepared in accordance with local regulatory requirements. These accounting practices differ from U.S. GAAP primarily by different rules on deferral of policy acquisition costs, amortization of deferred acquisition costs, and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing for deferred taxes on a different basis.
Regulation XXX requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (“ULSGs”). In addition, Guideline AXXX clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.
Domestic life insurance subsidiaries manage the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through unaffiliated and affiliated reinsurance transactions. The domestic affiliated life insurer providing reinsurance capacity for such transactions is a fully licensed insurance company and is not formed under captive insurance laws.
We have an intercompany reinsurance arrangement with AIG Bermuda whereby certain Regulation XXX and Guideline AXXX reserves related to a closed block of in-force business are ceded to AIG Bermuda. AIG Bermuda had a $250 million letter of credit guaranteed by AIG that is used to support the credit for reinsurance provided by AIG Bermuda. Effective May 9, 2022, the letter of credit was reduced from $250 million to $175 million, and effective May 12, 2022, Corebridge Parent has replaced AIG as the guarantor.
STATUTORY PERMITTED ACCOUNTING PRACTICE
At December 31, 2022 and 2021, AGL used the following permitted practice that resulted in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of their respective state regulator been followed in all respects:
•Effective December 31, 2019 and periods through September 30, 2020, AGL, a life insurance subsidiary domiciled in Texas, implemented a permitted statutory accounting practice to recognize an admitted asset related to the notional value of coverage defined in an excess of loss reinsurance agreement. This reinsurance agreement has a 20-year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement.
•Effective October 1, 2020 and periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate excess of loss reinsurance agreement. This additional reinsurance agreement has a 25-year term and provides coverage to the subsidiary for aggregate excess of loss claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including new business issued after the effective date (“Block 2”).
•Effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions with the Block 2 reinsurance agreement. Additionally, effective December 31, 2022, the reinsurance agreement for Block 2 was amended to update certain definitions contained in the agreement related to new business.
•Effective October 1, 2022 and periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate excess of loss reinsurance agreement. This additional reinsurance agreement has a 25-year term and provides coverage to the subsidiary for aggregate excess of loss claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date, including new business issued after the effective date (“Block 3”).
The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements once they have been developed. This permitted practice resulted in an increase in the statutory surplus of AGL of approximately $1.0 billion and $584 million at December 31, 2022 and 2021, respectively. AGL may seek continuation of the permitted practice beyond September 30, 2023, subject to the approval of its domiciliary regulator.
SUBSIDIARY DIVIDEND RESTRICTIONS
Payments of dividends to us by our insurance subsidiaries are subject to certain restrictions imposed by laws and regulations of their respective domiciliary jurisdictions.
With respect to our domestic insurance subsidiaries, the payment of any dividend requires formal notice to the insurance department in which the particular insurance subsidiary is domiciled. Additionally, prior approval from such insurance regulator is required when the amount of the dividend is above certain regulatory thresholds.
For example, under the insurance law of the State of Texas, where two of our four domestic insurance subsidiaries are incorporated, our Texas-domiciled insurance companies (AGL and VALIC) are each permitted, without prior insurance regulatory approval, to pay a dividend to its shareholder as long as the amount of the dividend when aggregated with all other dividends made in the preceding 12 months does not exceed the greater of: (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. AGL and VALIC, as the case may be, will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Texas Commissioner of Insurance and the Texas Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (generally defined as “unassigned funds (surplus)”) calculated as of the most recent financial information available requires insurance regulatory approval. Under the Texas insurance law, the Texas Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholder(s). Substantially similar provisions exist under Missouri law governing payment of dividends by our Missouri-domiciled insurance holding company (AGC Life), and more restrictive provisions exist under New York insurance laws governing payment of dividends by our New York-domiciled insurance company (USL). As our operating insurance subsidiaries (AGL, VALIC and USL) are wholly owned by AGC Life, all dividends from these subsidiaries must be distributed through AGC Life to us and are, thus, subject to notice and/or prior approval or non-disapproval of the Missouri Department of Insurance.
Based on the foregoing, the maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by AGL, VALIC and USL in 2023, based upon financial information as of December 31, 2022, is estimated to be $2.0 billion. Specific to AGC Life, the maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Corebridge in 2023, based upon financial information as of December 31, 2022 is estimated to be $3.5 billion, subject to availability of earned surplus as required under Missouri insurance law. The estimated ordinary dividend capacities of our insurance companies in Texas and Missouri are further limited by the fact that dividend tests under Texas and Missouri insurance laws are based on dividends previously paid over rolling twelve-month periods. Consequently, depending on the actual payment dates during 2023, some or all of the dividends estimated to be ordinary in 2023 may require regulatory approval or non-disapproval.
Similar to our domestic insurance companies, our international insurance subsidiaries’ ability to pay dividends to us is also subject to regulatory requirements imposed by the jurisdictions in which they are domiciled. These requirements include, for example, prior notification of intent to pay a dividend, satisfying certain earnings, reserve or solvency thresholds in order to pay a dividend, and obtaining regulatory approval for payment of any dividend in excess of stated limits.
To our knowledge, no Corebridge insurance company is currently on any regulatory or similar “watch list” with regard to solvency.
COREBRIDGE DIVIDEND RESTRICTIONS
At December 31, 2022, Corebridge’s ability to pay dividends is not subject to any significant contractual restrictions but remains subject to customary regulatory restrictions.